Exhibit 10.09

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (this “Amendment”) is made as of May 30, 2017 by and among Amyris, Inc., a Delaware corporation (the “Company”), and the “Purchasers” set forth on the signature pages hereto (the “Amending Purchasers”) that are parties to that certain Securities Purchase Agreement, dated as of May 8, 2017 (the “Purchase Agreement”), by and among the Company and the purchasers party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

WHEREAS, the Company intends to offer, sell and issue up to 5,700 shares of Series B Convertible Preferred Stock, warrants in the same form as the Cash Warrants to purchase up to 13,570,960 shares of the Company’s common stock, par value $0.0001 per share, and an additional warrant in the same form as the Anti-Dilution Warrants, in each case, on the same economic and other terms (including, without limitation, the same purchase price per share of Series B Convertible Preferred Stock and exercise price of the Cash Warrants) as the Securities sold pursuant to the Purchase Agreement, to an investor in a private placement to occur on or before June 30, 2017 (the “Offering”).

WHEREAS, pursuant to Section 4.12 of the Purchase Agreement (Subsequent Equity Sales), the Company is prohibited from effecting the Offering.

WHEREAS, the Company and the Amending Purchasers desire to amend the Purchase Agreement to permit the Offering.

WHEREAS, pursuant to Section 5.5 of the Purchase Agreement, the Purchase Agreement may be amended in a written instrument signed by the Company, the Designated Holder and Purchasers which purchased at least 67% in interest of the Preferred Stock based on the initial Subscription Amounts under the Purchase Agreement.

WHEREAS, the undersigned Amending Purchasers, including the Designated Holder, purchased at least 67% in interest of the Preferred Stock based on the initial Subscription Amounts under the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Amending Purchasers hereby agree as follows:

1.	Amendment of Section 1.1 of the Purchase Agreement. The definition of “Exempt Issuance” in Section 1.1 of the Purchase Agreement (Definitions) is hereby deleted in its entirety and replaced with the following:

““Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan or employee stock purchase plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or

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conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding, or committed for issuance, or as to which a dilution adjustment may be triggered, or the payment of interest or principal in shares of Common Stock on securities which so provide, outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations or adjustments pursuant to anti-dilution provisions existing on the date hereof) or to extend the term of such securities (other than amendments to or extensions of the 1.5% Senior Convertible Note (RS-10) issued by the Company to Total Energies Nouvelles Activités USA (f.k.a. Total Gas & Power USA, SAS) on March 21, 2016 in the principal amount of $3,700,000 with a current maturity date of May 15, 2017), (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company as determined in good faith by the Board and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) any securities issued to the Designated Holder in accordance with its rights under the Stockholder Agreement and (e) up to 5,700 shares of Series B Convertible Preferred Stock, warrants in the same form as the Cash Warrants to acquire up to 13,570,960 shares of Common Stock and additional warrants in the same form as the Anti-Dilution Warrants issuable to the purchaser of such shares of Series B Convertible Preferred Stock and warrants, all of which securities shall be issued other than pursuant to this Agreement; provided that such securities are issued and sold on economic and other terms (including, without limitation, the same purchase price per share of Series B Convertible Preferred Stock and exercise price of the Cash Warrants) no more favorable to the purchaser thereof than the Securities issued hereunder to Purchasers other than the Designated Holder (the “Subsequent Sale”).”

2.	Amendment of Section 4.3 of the Purchase Agreement. Section 4.3 of the Purchase Agreement (Integration) is hereby deleted in its entirety and replaced with the following:

“The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Unregistered Securities in a manner that would require the registration under the Securities Act of the sale of the Unregistered Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction; provided, however, that the foregoing shall not prohibit the

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Subsequent Sale or the issuance of any securities to the Designated Holder in accordance with its rights under the Stockholder Agreement.”

3.	Amendment of Section 4.12(d) of the Purchase Agreement. Section 4.12(d) of the Purchase Agreement (Subsequent Equity Sales) is hereby deleted in its entirety and replaced with the following:

“(d)     Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction (other than any Variable Rate Transaction existing on the date of this Agreement that would otherwise qualify as an Exempt Issuance) shall be an Exempt Issuance. For the avoidance of doubt, neither the issuance of securities to the Designated Holder in accordance with its rights under the Stockholder Agreement nor the Subsequent Sale shall be considered a Variable Rate Transaction for purposes of this Agreement.”

4.	Full Force and Effect. Except as expressly modified by this Amendment, the terms of the Purchase Agreement shall remain in full force and effect.

5.	Integration. This Amendment and the Purchase Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof; it being understood and agreed that the terms of the Stockholder Agreement and IP License shall remain in full force and effect in accordance with their respective terms.

6.	Counterparts; Facsimile. This Amendment may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile, or by email in portable document format (.pdf), and delivery of any signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other party.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first above written.

COMPANY:

AMYRIS, INC.

By:	/s/ John G. Melo

Name:	John G. Melo

Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first above written.

PURCHASER:

DSM International B.V.

By:	/s/ Hugh Welsh

Name:	Hugh Welsh

Title:	President DSM NA

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first above written.

PURCHASER:

FORIS VENTURES, LLC

By:	/s/ Barbara Hager

Name:	Barbara Hager

Title:

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first above written.

PURCHASER:

NAXYRIS S.A.

By:	/s/ Christoph PIEL
Christoph PIEL
Director

Name:	/s/ Jacques RECKINGER
Title:	Jacques RECKINGER
Director

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first above written.

PURCHASER:

Blackwell Partners, LLC

By:	/s/ Elliot Bossen

Name:	Elliot Bossen

Title:	CHIEF EXECUTIVE OFFICER
SILVERBACK ASSET MANAGEMENT

[Signature Page to Amendment No. 1 to Securities Purchase Agreement]